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                                                                 Exhibit 10.19

                                WARRANT AGREEMENT


          WARRANT AGREEMENT (this "Agreement"), dated as of ________, 1998, by and among EPI TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and _____________ (the "Stockholder").


                              W I T N E S S E T H:

          WHEREAS, the Stockholder has waived certain rights in connection with a public offering by the Company pursuant to a Registration Statement on Form S-1 (Registration No. 333-37071) (the "Registration Statement") filed pursuant to the Securities Act of 1933, as amended (the "Act"), of shares of its common stock, par value $0.01 per share ("Common Stock"), and redeemable common stock purchase warrants; and

          WHEREAS, in consideration for the Stockholder's waiver of its rights in connection with the Registration Statement, the Company has agreed to issued to the Stockholder 50,000 redeemable Common Stock purchase warrants (the "Warrants);

          NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company and the Stockholders, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

          (a) "Common Stock" shall mean the authorized common stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, which at the date hereof consists of Common Stock of the Company, $.01 par value.

          (b) "Corporate Office" shall mean the office of the Company at which at any particular time its principal business shall be administered, which office is located on the date hereof at 810 Chicago Street, Toledo, Ohio 43611.

          (c) "Exercise Date" shall mean, as to any Warrant, the date on which the Company shall have received both (i) the warrant certificate representing such Warrant (a "Warrant Certificate"), with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

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          (d)  "Initial Warrant Exercise Date" shall mean, as to each Warrant,
_______, 2000 [24 months from Effective Date].

          (e) "Purchase Price" shall mean the price to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $5.50 per share of Common Stock, subject to adjustment from time to time pursuant to the provisions of Section 9 hereof, and subject to the Company's right to reduce the Purchase Price upon notice to all Warrant Holders.

          (f) "Redemption Price" shall mean the price at which the Company may, at its option, redeem the Warrants in accordance with the terms hereof, which price shall be $.10 per Warrant, subject to adjustment from time to time consistent with the provisions of Section 9 hereof.

          (g) "Registered Holder" shall mean the person in whose name any certificate representing Warrants shall be registered on the books maintained by the Company pursuant to Section 6.

          (h) "Transfer Agent" shall mean Continental Stock Transfer & Trust Company. as the Company's transfer agent, or its authorized successor, as such.

          (i) "Warrant Expiration Date" shall mean, with respect to each Warrant, 5:00 p.m. (Eastern time) on _________, 2003 [5 years after Effective Date], or on the business day immediately preceding the date fixed for redemption (as set forth in Section 8), whichever is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (Eastern time) on the next following day which in the State of New York is not a holiday nor a day on which banks are authorized to close. Upon notice to all Warrant Holders, the Company shall have the right to extend the Warrant Expiration Date.

          SECTION 2.   WARRANTS AND ISSUANCE OF WARRANT CERTIFICATES.

          (a) Each Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase Fifty Thousand (50,000) shares of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 9.

          (b) Upon execution of this Agreement, a Warrant Certificate representing the number of Warrants sold pursuant to this Agreement shall be executed by the Company and delivered to the Stockholder.

          (c) From time to time up to the Warrant Expiration Date, the Company shall countersign and deliver stock certificates in required whole number denominations representing up to an aggregate of 50,000 shares of Common Stock, subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.


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          (d)  From time to time up to the Warrant Expiration Date, the Company shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) the Stockholder, (ii) those issued on or after the Initial Warrant Exercise Date upon the exercise of fewer than all Warrants represented by any Warrant Certificate to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; and
(v) those issued at the option of the Company, in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 9.

          SECTION 3.   FORM AND EXECUTION OF WARRANT CERTIFICATES.

          (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates) and issued in registered form. Warrants shall be numbered serially with the letters WA on each Warrant Certificate.

          (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, by mutual signatures or by facsimile signatures printed thereon. In case any officer of the Company who shall have signed a Warrant Certificate shall cease to be such officer of the Company before the date of issuance of the Warrant Certificate, such Warrant Certificate may nevertheless be issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company. After signature by the Company, a Warrant Certificate shall be delivered to the Registered Holder without further action by the Company, except as otherwise provided by Section 4(a).

          SECTION 4. EXERCISE. Each Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder upon exercise thereof as of the close of business on the Exercise Date.
Promptly following the Exercise Date, the Company shall cause to


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be issued and delivered by the Transfer Agent to the person or persons entitled to receive the same a certificate or certificates for the securities deliverable upon such exercise (plus a Warrant Certificate for any remaining unexercised Warrants of the Registered Holder).

          SECTION 5.   RESERVATION OF SHARES; LISTING; PAYMENT OF TAXES; ETC.

          (a) The Company has reserved, and covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof (other than those which the Company shall promptly pay or discharge) and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed or, if applicable, The Nasdaq Stock Market.

          (b) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants or the issuance or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same had paid to the Company the amount of transfer taxes or charges incident thereto, if any.

          (c) The Company shall requisition the Transfer Agent from time to time for certificates representing shares of Common Stock issuable upon exercise of the Warrants.

          SECTION 6.   EXCHANGE AND REGISTRATION OF TRANSFER.

          (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Company at its Corporate Office, and upon satisfaction of all the terms and provisions hereof, the Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

          (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing the aggregate number of Warrants so transferred.


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          (c)  With respect to all Warrant Certificates presented for registration or transfer, or for exchange or exercise, the "Election to Purchase" or "Assignment" form, as appropriate, on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact authorized in writing.

          (d) The Company may require payment by such Registered Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer.

          (e) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Company and thereafter disposed of or destroyed.

          (f) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

          SECTION 7. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and (in the absence of notice to the Company that the Warrant Certificate has been acquired by a bona fide purchaser) deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe pursuant to Section 6(d) or otherwise.

          SECTION 8.   REDEMPTION.

          (a) Commencing on the Initial Warrant Exercise Date, on prior written notice as required pursuant to the provisions of paragraph (b) of this Section 8 below, the Warrants may be redeemed by the Company at the Redemption Price, provided the closing bid quotation of the Common Stock on The Nasdaq Stock Market or the last sales price if quoted on a national securities exchange equals or exceeds $8.25 per share, subject to adjustment consistent with the provisions of Section 9 hereof, for 20 consecutive trading days ending on the third trading day prior to the date on which the Company gives notice of redemption. All Warrants must be redeemed if any of the Warrants are redeemed.

          (b) In case the Company shall desire to exercise its right to so redeem the Warrants, it shall mail a notice of redemption to each of the Registered Holders of the Warrants to


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be redeemed, first class, postage prepaid, not earlier than the forty-fifth
(45th) day before the date fixed for redemption and not later than the thirtieth
(30th) day before the date fixed for redemption, at such Registered Holder's last address as it shall appear on the records of the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

          (c)  The notice of redemption shall specify (i) the Redemption Price,
(ii) the date fixed for redemption, (iii) the place where the Warrant Certificates shall be delivered and the Redemption Price paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (Eastern time) on the business day immediately preceding the date fixed for redemption. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (d) Any right to exercise a Warrant that has been called for redemption shall terminate at 5:00 p.m. (Eastern time) on the business day immediately preceding the date fixed for redemption. After such termination, Holders of the redeemed Warrants shall have no further rights except to receive, upon surrender of the redeemed Warrant, the Redemption Price.

          (e) From and after the date fixed for redemption, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Registered Holder thereof of one or more Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the date fixed for redemption and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

          SECTION 9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES OF COMMON STOCK OR WARRANTS.

          (a) (i) In the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the applicable Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (calculated to the nearest cent) determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such Change of Shares and the denominator of which shall


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be the total number of shares of Common Stock outstanding immediately after such
Change of Shares.

               (ii) Subject to the exceptions referred to in Section 9(h), in the event that the Company shall at any time or from time to time issue or sell any shares of its Common Stock for a consideration per share of Common Stock less than the then applicable Purchase Price, the Purchase Price shall thereupon be reduced to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (i) the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale multiplied by the then applicable Purchase Price plus (ii) the consideration, if any, received by the Company upon such issuance or sale by (y) the total number of shares of Common Stock of the Company outstanding immediately after such issuance or sale.

               (iii) If the Company shall at any time after the date hereof issue or sell any shares of any other securities convertible into Common Stock or any options or warrants to purchase Common Stock (except as provided in Section 9(h)), including in connection with retirement of outstanding debt, for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x)an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price at the time plus (ii) the consideration, if any, received by the Company upon such issue or sale by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale.

               (iv) For purposes of this Section 9(a) the consideration in connection with any such issue or sale shall be the amount of cash received by the Company (or, in the case of securities sold to underwriters or dealers for public offering or to the public through underwriters, the public offering price) for the sale of such shares or other securities, options or warrants, before deducting therefrom any commissions or other expenses paid or incurred by the Company in connection with the issue or sale of such securities, options or warrants plus any additional cash receivable by the Company on conversion or exercise of such other securities, options or warrants except that, if any portion of such consideration is a consideration other than cash, the amount of such consideration other than cash shall be (i) the principal amount thereof, plus any accrued but unpaid interest thereon and all other amounts payable in connection with such debt including for expenses and yield maintenance premiums, in the case of debt forgiven, exchanged or converted, and (ii) the value of such consideration as determined in good faith by the Board of Directors of the Company (whose determination shall be conclusive), in the case of any other non-cash consideration.

               (v) If the conversion or exercise price of any securities convertible into Common Stock or options or warrants to purchase Common Stock is not specified at the time of the issue or sale of such securities, option or warrants, the amount thereof, for purposes only of this Section 9(a), shall be as determined in accordance with Section 9(i).


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               (vi)     In the event of the issuance or sale by the Company of
any securities convertible into Common Stock or any options or warrants to purchase Common Stock (except as provided in Section 9(h)), the Company shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible securities may be converted or the maximum number of shares of Common Stock deliverable upon the exercise of such options or warrants, as the case may be, for the minimum consideration payable in respect thereof. On the expiration of such options or warrants or the termination of the right to convert such convertible securities, the Purchase Price shall be readjusted based upon the number of shares of Common Stock actually delivered upon the exercise of such options or warrants or upon the conversion of such convertible securities. Except as provided in the next preceding sentence no further adjustment of the Purchase Price shall be made as a result of the actual issuance of shares of Common Stock upon the exercise of such options or warrants or the conversion of such convertible securities.

          (b)  Upon each adjustment of the applicable Purchase Price pursuant to
Section 9(a), the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Section 9(c)) be such number of shares (calculated to the nearest tenth) purchasable at the applicable Purchase Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the applicable Purchase Price in effect immediately prior to such adjustment and denominator of which shall be the applicable Purchase Price in effect immediately after such adjustment.

          (c) The Company may elect, upon any adjustment of the applicable Purchase Price, to adjust the number of Warrants outstanding, in lieu of adjusting the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the applicable Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the applicable Purchase Price in effect immediately after such adjustment. Upon each such adjustment of the number of Warrants, the Redemption Price in effect immediately prior to such adjustment also shall be adjusted by multiplying such Redemption Price by a fraction, the numerator of which shall be the Purchase Price in effect immediately after such adjustment and the denominator of which shall be the Purchase Price in effect immediately prior to such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 9, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, subject to Section 10, the number of additional Warrants, if any, to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by such Holder prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.


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          (d)  In the case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant, immediately prior to such consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (e) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates, continue to express the applicable Purchase Price per share, the number of shares purchasable thereunder and the Redemption Price therefor as were expressed in the Warrant Certificates when the same were originally issued.

          (f)  After each adjustment of the Purchase Price pursuant to this
Section 9, the Company will promptly after the fiscal quarter in which such adjustment was triggered prepare a certificate signed by the Chairman or President, and by the Secretary or an Assistant Secretary, of the Company setting forth: (i) the applicable Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants, the number of Warrants to which the Registered Holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary of such certificate to be sent by ordinary first class mail to each Registered Holder of Warrants at his or her last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (g) For purposes of Section 9(a), 9(b) and 9(c) hereof, the following provisions (i) and (ii) shall also be applicable.

               (i) The number of shares of Common Stock outstanding at any given time shall include shares of Common Stock owned or held by or for the account of the Company and


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the sale or issuance of such treasury shares or the distribution of any such treasury shares shall not be considered a Change of Shares for purposes of said sections.

               (ii) No adjustment of the Purchase Price shall be made unless such adjustment would require an increase or decrease of at least $0.05 in such price; provided that any adjustments which by reason of this clause (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $0.05 in the Purchase Price then in effect hereunder.

          (h) No adjustment to the Purchase Price or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made, however, with respect to the following:

               (1)      upon the issuance or exercise of any of the Warrants;

               (2) upon (i) the issuance or sale of shares of Common Stock pursuant to options, warrants or convertible or exchangeable securities outstanding as of the date of this Agreement, (ii) issuance of shares of Common Stock pursuant to the Company's 1997 Non-Qualified and Incentive Stock Option Plan and 1997 Non-Employee Directors' Stock Option Plan as each of such plans exists on the date hereof, or (iii) the issuance of shares of Common Stock pursuant to warrants sold to the public or Duke & Co., Inc. in connection with the Registration Statement; or

               (3) upon the issuance of any shares of Common Stock in connection with a consolidation or merger in which the Company or a wholly owned subsidiary of the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding Common Stock, or (ii) pursuant to and in connection with the acquisition by the Company or any wholly owned subsidiary of the Company of all or substantially all of the assets or stock (or other equity interests, as the case may be) of another entity.

          (i) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 9, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

          (j) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall concurrently therewith grant to each of the then Registered Holders of the Warrants all of such rights, warrants or options to which each such holder would have been entitled if, on the date of determination of stockholders entitled to the rights, warrants or options being granted by the Company, such holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise (assuming, for purposes of


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this Section 9(j), that the exercise of Warrants is permissible during periods prior to the Initial Warrant Exercise Date) of his Warrants. Such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 9.

          (k) In case the Company shall, at any time prior to the exercise of a Warrant, make any distribution of its assets to holders of the Common Stock, then the Registered Holder of such Warrant who exercises his Warrant after the record date for determination of those Registered Holders of Common Stock entitled to such distribution of assets shall be entitled to receive, upon exercise of the Warrant, in addition to Common Stock, the amount of such distribution which would have been payable to such Registered Holder had he been the holder of record of the Common Stock receivable upon exercise of such Warrant on the record date for the determination of those entitled to such distribution.

          SECTION 10.  FRACTIONAL WARRANTS AND FRACTIONAL SHARES.

          (a) If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 9 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

               (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The Nasdaq Stock Market, the current value shall be the last reported sale price of the Common Stock on The Nasdaq Stock Market or such exchange on the last business day prior to the date of exercise of the Warrant, or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

               (ii) If the Common Stock is not listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of the Warrant; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

          SECTION 11. WARRANT HOLDERS NOT DEEMED STOCKHOLDERS. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

          SECTION 12. RIGHTS OF ACTION. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificates and this Agreement.

          SECTION 13. AGREEMENT OF WARRANT HOLDERS. Every holder of a Warrant, by his acceptance thereof, consents and agrees with the Company and every other holder of a Warrant that:

          (a) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its sole discretion, together with payment of any applicable transfer taxes; and

          (b) The Company may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

          SECTION 14. CANCELLATION OF WARRANT CERTIFICATES. If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be canceled by it and retired.

          SECTION 15.  MODIFICATION OF AGREEMENT.  Subject to the provisions of
Section 4(b), the the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained or (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Warrant Certificates representing not less than a majority of the outstanding Warrants, and provided, further, that no change in the number of or nature of the securities purchasable upon the exercise of any Warrant, or the Purchase Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed.

          SECTION 16. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made three days after such is mailed first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Company; and if to the Company, at 810 Chicago Street, Toledo, Ohio 43611 Attention: President, or at such other address as may have been furnished to the Registered Holders in writing by the Company, with a copy to Benesch, Friedlander, Coplan & Aronoff LLP, 2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114, Attention Ira C. Kaplan, Esq.

          SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws.

          SECTION 18. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and the holders from time to time of the Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

          SECTION 19. TERMINATION. This Agreement shall terminate at the close of business on the Warrant Expiration Date of all the Warrants or such earlier date upon which all Warrants have been exercised and/or redeemed.

          SECTION 20. COUNTERPARTS. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the date first above written.

                                     EPI TECHNOLOGIES, INC.



                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                     [STOCKHOLDER]



                                     By:
                                        -------------------------------------
                                     Name:

                                    EXHIBIT A

                      (FORM OF FACE OF WARRANT CERTIFICATE)


No. WA-                                                                 Warrants

                            VOID AFTER _______, 2003

                WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

                             EPI TECHNOLOGIES, INC.


          THIS CERTIFIES THAT, FOR VALUE RECEIVED, __________ or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one (1) fully paid and nonassessable share of common stock, $0.01 par value (the "Common Stock"), of EPI TECHNOLOGIES, INC., a Delaware corporation (the "Company"), at any time from _________, 2000 to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Election to Purchase Form on the reverse hereof duly executed, at the corporate office of the Company, accompanied by payment of $5.50, subject to adjustment (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

          This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated as of _________, 1998, by and among the Company and ____________ (the "Sstockholder"). Reference is hereby made to said Warrant Agreement for a more complete statement of the rights and limitations of rights of the Registered Holder hereof and the rights, duties and obligations of the Company thereunder. In the event of a conflict between the terms of this Warrant Certificate and the Warrant Agreement, the terms of the Warrant Agreement shall prevail. Copies of said Warrant Agreement are on file at the corporate office of the Company.

          In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustments.

          Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor for the balance of such Warrants.

          The term "Expiration Date" shall mean 5:00 p.m. (Eastern time) on ________, 2003, or on the business day immediately preceding the date fixed for redemption, whichever is earlier. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (Eastern time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

          The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. This Warrant shall not be exercisable by a Registered Holder in any state in which it would be unlawful for the Company to deliver the shares of Common Stock upon exercise of the Warrants represented hereby.

          The Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment of this Warrant Certificate at such office for registration of transfer, together with any transfer fee and any tax or other governmental charge imposed in connection with such transfer, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

          Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as may be provided in the Warrant Agreement.

          Commencing ________, 2000, this Warrant may be redeemed at the option of the Company, at the Redemption Price (as defined in the Warrant Agreement), provided the closing bid quotation of the Common Stock on The Nasdaq Stock Market or the last sales price if quoted on a national securities exchange equals or exceeds $8.25 per share (subject to adjustment as set forth in the Warrant Agreement) for 20 consecutive trading days ending on the third trading day prior to the date on which the Company gives notice of redemption. Notice of redemption shall be given not later than the thirtieth day, and not earlier than the forty fifth day, before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to this Warrant except to receive the Redemption Price per Warrant upon surrender of this Certificate.

          Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

          This Warrant Certificate and each Warrant represented hereby shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized, and a facsimile of its corporate seal to be imprinted hereon.

                                     EPI TECHNOLOGIES, INC.



                                     By
                                        -------------------------------------
                                     Its


                                     By
                                        -------------------------------------
                                     Its


Date:
      ---------------


                                     Seal

                    (FORM OF REVERSE OF WARRANT CERTIFICATE)
                            ELECTION TO PURCHASE FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

         The undersigned Registered Holder hereby irrevocably elects to exercise (___) Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                            -------------------------

                            -------------------------

                            -------------------------

                            -------------------------

                      please print or type name and address

and be delivered to

                            -------------------------

                            -------------------------

                            -------------------------

                            -------------------------

                     please print or type name and address

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.



          The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. ("NASD"). If not solicited by an NASD member, please write "unsolicited" in the space below.

Please indicate the name of the NASD member firm which solicited the exercise of the Warrant.




                                        -------------------------------------
                                        Name of soliciting NASD Member

Dated:
       ------------------



                                        -------------------------------------
                                        Name
                                        (Please Print or Typewrite)




                                        -------------------------------------
                                        Signature



                                        -------------------------------------
                                        Street Address



                                        -------------------------------------
                                        City, State and Zip Code



                                        -------------------------------------
                                        Social Security or Other
                                          Taxpayer ID Number



                                        Signature Guaranteed:



                                        -------------------------------------

                                   ASSIGNMENT

                   To Be Executed by the Registered Holder
                         in Order to Assign Warrants

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                            -------------------------

                            -------------------------

                            -------------------------

                            -------------------------

                      please print or type name and address

(___) of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints _______________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.



Dated:
      --------------      ---------------------------------------------------

                                        Signature Guaranteed:



                                        -------------------------------------

          THE SIGNATURE TO THE ASSIGNMENT OR THE ELECTION TO PURCHASE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEDALLION BANK.